ANNUAL REPORT                                                     JUNE 30, 2001

                            (GOLDEN GATE FUND LOGO)
              A Mutual Fund Investing in Great Bay Area Companies

Dear Fellow Shareholders:

  We are proud to celebrate the one-year anniversary of the Golden Gate Fund. Clearly the investment environment during the last year has challenged even the most seasoned investors. However, we remain undeterred and continue to strive toward two of our most fundamental objectives: (1) Adherence to our strict investment discipline and (2) Maintaining close communication with our shareholders.

  As we reflect on the past year, two observations come to mind. First, as noted in our "Fund Updates," market conditions have been worse than anticipated. In just a few quarters, investor sentiment has shifted from optimism to pessimism. Although this reversal in investor psychology has put downward pressure on stock prices in the short-term, we see this as an opportunity for patient long-term investors. Historically, substantial returns have been realized by investing during periods such as this. Although investing in the stock market when negative sentiment abounds can be emotionally stressful, experience has taught us not to be influenced by our emotions. We continue to take advantage of market conditions by adding solid companies to our holdings at attractive prices.

  Second, we are pleased with how well our investment strategy has preserved
investment capital for our shareholders, specifically this year.   Most major
market indices have declined precipitously since we established the Golden Gate Fund a year ago. Performance comparisons in relation to our benchmark through June 30, 2001 are as follows:

                                     SINCE
                                   INCEPTION          YEAR TO DATE
                                   ---------       ------------------
                                    (1 YEAR)       (12/31/00-6/30/01)

  GOLDEN GATE FUND                  -19.47%              -0.90%

  BLOOMBERG
    SAN FRANCISCO INDEX             -45.65%             -17.33%

  The Bloomberg San Francisco Index is comprised of 294 publicly traded Bay
Area companies, essentially, our investment universe. We attribute our favorable comparisons to disciplined security selection and diversification, two of our most basic investment principles. Securities purchased in the Fund this calendar year are up an average of 1.6%. Despite continued weakness in the technology sector, we have succeeded in both adding to selected technology positions and establishing new positions at favorable prices. Furthermore, we were able to efficiently allocate funds since there were virtually no redemption requests from our shareholders. We thank you for your confidence and appreciate the opportunity to manage our Fund without liquidity challenges.

  In closing, we encourage our shareholders to stay the course. We remain confident in the many benefits of long-term investing in Bay Area companies. It is important to maintain the proper perspective. Now is the time for disciplined investors to separate themselves from the crowd. We have worked hard in recent weeks to position our portfolio to benefit from the current environment. Please review the attached management discussion for a detailed analysis of our investment strategy.

  Thank you for investing in the Golden Gate Fund.  Please call us anytime.

Regards,

/s/Bruce Raabe, CFA

Bruce Raabe, CFA
President

                             www.GoldenGateFund.com
                           Toll free: (877) 785-5443

                             GOLDEN GATE FUND, INC.
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The factors that materially affected the performance of the Fund in order of magnitude were: (1) Market Conditions, (2) Security Selection, and (3) Sector Allocation. Each factor is discussed in the following sections.

MARKET CONDITIONS
-----------------

Market conditions for Bay Area companies have been challenging since the Fund's inception. Most major market indices have declined substantially. The Bloomberg San Francisco Index has declined -45.65% over the past 12 months, mostly due to a correction in technology stocks. This was a result of the unexpected slowing of global economies, which in turn put pressure on corporate earnings. Many companies have announced earnings shortfalls and guided estimates down, leading to lower stock prices. Other companies have also seen their stocks decline due to sector associations. Investor confidence remains low due to fears of a U.S. recession and lack of an earnings rebound in the technology sector.

SECURITY SELECTION
------------------

Securities were selected based on current and expected financial performance in relation to valuation. More information about security selection criteria is available in the prospectus. Selections that performed substantially above, or below the total return of the Fund had the largest impact on overall fund performance.

ABOVE-AVERAGE PERFORMING SELECTIONS:
Adobe Systems                           KLA-Tencor
Alza Corp.                              Providian Financial
Fair Isaac & Co.                        Robert Mondavi
Genentech                               Varian Medical Systems
HS Resources                            Westamerica Bancorp

BELOW-AVERAGE PERFORMING SELECTIONS:
Advanced Fibre Communications           Network Associates
Applied Signal Technology               Novellus Systems
Cisco Systems                           Silicon Storage Technology
Intel Corp.                             Sun Microsystems
JDS Uniphase                            Yahoo Inc.

SECTOR ALLOCATION
-----------------

Technology has been the weakest performing sector since the Fund's inception.
As a result, many of the Fund's technology holdings have depreciated. Prior to the Fund's inception, the technology sector was a leading performer. Because of this, many major market indices were heavily weighted in technology stocks, including our benchmark, the Bloomberg San Francisco Index. Although we did invest funds in the technology sector, we did not over-weight the allocation due to what we observed to be high valuations for many companies. Thus, a portion of the decline in the technology sector was offset by gains in other selected sectors such as energy, financial services and health care.

INVESTMENT STRATEGY SUMMARY
---------------------------

We believe our investment strategy of investing in Bay Area companies has been successful. Since the Fund has substantially outperformed our benchmark, we believe our security selection has added value for our shareholders.

Our decision to avoid what we believed to be over-priced technology companies substantially enhanced our relative performance. The Fund's portfolio weights in both securities and sectors will continue to change based on our expectations of future performance.

We would also like to note that the Fund has only been in existence for one year, which is an insufficient amount of time to fully evaluate an investment strategy. We are pleased with our results thus far and remain focused on the long-term benefits of investing in Bay Area companies according to our discipline.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
GOLDEN GATE FUND, STANDARD & POOR'S 500 INDEX, AND BLOOMBERG SAN FRANCISCO INDEX

                                     STANDARD & POOR'S       BLOOMBERG SAN
    DATE       GOLDEN GATE FUND       500 INDEX(1)<F1>   FRANCISCO INDEX(2)<F2>
    ----       ----------------       ----------------   ----------------------
  6/30/2000        $10,000                $10,000               $10,000
  7/31/2000         $9,873                 $9,837                $9,855
  8/31/2000        $11,006                $10,434               $10,825
  9/30/2000         $9,593                 $9,876                $8,917
 10/31/2000         $9,013                 $9,827                $8,689
 11/30/2000         $8,073                 $9,040                $7,005
 12/31/2000         $8,126                 $9,077                $6,574
  1/31/2001         $8,926                 $9,391                $7,108
  2/28/2001         $7,732                 $8,525                $5,473
  3/31/2001         $7,139                 $7,977                $4,902
  4/30/2001         $7,906                 $8,590                $5,446
  5/31/2001         $8,053                 $8,634                $5,344
  6/30/2001         $8,053                 $8,418                $5,435

Past performance is not predictive of future performance.

(1)<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F2> The Bloomberg San Francisco Index is a capitalization-weighted index designed to measure the performance of the San Francisco economy. All of the index members are headquartered in the San Francisco area and have a minimum market capitalization of $10 million.

                             GOLDEN GATE FUND, INC.

                        TOP TWENTY COMMON STOCK HOLDINGS

   1. Adobe Systems Inc.                  11. Chevron Corp.
   2. Wells Fargo & Co.                   12. Knight-Ridder, Inc.
   3. The Clorox Co.                      13. Catellus Development Corp.
   4. Providian Financial Corp.           14. Genentech, Inc.
   5. Hewlett-Packard Co.                 15. Sun Microsystems, Inc.
   6. Safeway Inc.                        16. Golden West Financial Corp.
   7. Oracle Corp.                        17. Applied Signal Technology, Inc.
   8. The PMI Group, Inc.                 18. Calpine Corp.
   9. Westamerica Bancorp.                19. Robert Half International Inc.
  10. Agilent Technologies, Inc.          20. Intel Corp.

                                INDUSTRY GROUPS

               FINANCIAL SERVICES (17.3%)                   17.3%
               SOFTWARE (10.1%)                             10.1%
               COMPUTERS (7.1%)                              7.1%
               BIOTECHNOLOGY (5.9%)                          5.9%
               TELECOMMUNICATIONS EQUIPMENT (5.8%)           5.8%
               ELECTRONICS (5.8%)                            5.8%
               SEMICONDUCTORS (5.7%)                         5.7%
               HOUSEHOLD PRODUCTS/WARES (4.1%)               4.1%
               FOOD-RETAIL (3.8%)                            3.8%
               INSURANCE (3.8%)                              3.8%
               OIL & GAS PRODUCERS (3.6%)                    3.6%
               MEDIA (3.5%)                                  3.5%
               REAL ESTATE (3.3%)                            3.3%
               COMMERCIAL SERVICES (3.0%)                    3.0%
               UTILITIES (3.0%)                              3.0%
               NETWORKING (2.9%)                             2.9%
               TRANSPORTATION (2.8%)                         2.8%
               HEALTHCARE (2.7%)                             2.7%
               BEVERAGES (2.1%)                              2.1%
               CASH (3.7%)                                   3.7%

                             GOLDEN GATE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2001

ASSETS:
   Investments in securities, at value (cost $2,834,321)            $2,512,444
   Receivable from investments sold                                     99,898
   Cash                                                                 49,010
   Dividends receivable                                                    359
   Interest receivable                                                     185
   Other receivable                                                        752
                                                                    ----------
       Total assets                                                  2,662,648
                                                                    ----------

LIABILITIES:
   Payable to brokers for investments purchased                        112,410
   Payable to Adviser for management fees and prepaid expenses          51,025
   Other liabilities                                                     1,478
                                                                    ----------
       Total liabilities                                               164,913
                                                                    ----------

NET ASSETS:
   Capital Stock, $0.01 par value; 1,000,000,000 shares
     authorized; 206,822 shares outstanding                          2,921,918
   Net unrealized depreciation on investments                         (321,877)
   Accumulated net realized loss on investments                       (102,306)
                                                                    ----------
       Net assets                                                   $2,497,735
                                                                    ----------
                                                                    ----------

CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price
     per share ($2,497,735 / 206,822 shares outstanding)                $12.08
                                                                        ------
                                                                        ------

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2001

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
 AMOUNT                                                   COST         VALUE
---------                                                 ----        ------
COMMON STOCKS - 96.3% (A)<F4>

BEVERAGES - 2.1%
   1,300    The Robert Mondavi
              Corp.*<F3>                               $   48,028   $   52,702

BIOTECHNOLOGY - 5.9%
   1,300    Chiron Corp.*<F3>                              67,815       66,300
   1,500    Genentech, Inc.*<F3>                           72,783       82,650
                                                       ----------   ----------
                                                          140,598      148,950

COMMERCIAL SERVICES - 3.0%
   3,000    Robert Half
              International Inc.*<F3>                      70,170       74,670

COMPUTERS - 7.1%
   3,500    Hewlett-Packard Co.                           141,970      100,100
   5,000    Sun Microsystems,
              Inc.*<F3>                                   152,804       78,600
                                                       ----------   ----------
                                                          294,774      178,700
ELECTRONICS - 5.8%
   2,800    Agilent
              Technologies, Inc.*<F3>                     115,870       91,000
   3,000    Solectron Corp.*<F3>                           82,270       54,900
                                                       ----------   ----------
                                                          198,140      145,900

FINANCIAL SERVICES - 17.3%
   1,200    Golden West
              Financial Corp.                              74,280       77,088
   1,700    Providian Financial
              Corp.                                        77,480      100,640
   4,000    The Charles Schwab
              Corp.                                        95,628       61,200
   2,200    Wells Fargo & Co.                              98,886      102,146
   2,400    Westamerica
              Bancorp.                                     76,115       94,200
                                                       ----------   ----------
                                                          422,389      435,274

FOOD-RETAIL - 3.8%
   2,000    Safeway Inc.*<F3>                              99,551       96,000

HEALTHCARE - 2.7%
   3,500    VISX, Inc.*<F3>                                88,121       67,725

HOUSEHOLD PRODUCTS/WARES - 4.1%
   3,000    The Clorox Co.                                105,742      101,550

INSURANCE - 3.8%
   1,300    The PMI Group, Inc.                            88,869       94,458

MEDIA - 3.5%
   1,500    Knight-Ridder, Inc.                            81,601       88,950

NETWORKING PRODUCTS - 2.9%
   4,000    Cisco Systems Inc.*<F3>                       150,135       72,800

OIL & GAS PRODUCERS - 3.6%
   1,000    Chevron Corp.                                  85,492       90,500

REAL ESTATE - 3.3%
   4,800    Catellus Development
              Corp.*<F3>                                   82,672       83,760

SEMICONDUCTORS - 5.7%
   1,400    Applied Materials,
              Inc.*                                        83,789       68,740
   2,500    Intel Corp.                                   124,566       73,125
                                                       ----------   ----------
                                                          208,355      141,865

SOFTWARE - 10.1%
   2,200    Adobe Systems Inc.                             76,740      103,400
   5,000    Oracle Corp.*<F3>                             119,884       95,000
   1,200    Siebel Systems, Inc.*<F3>                      50,820       56,280
                                                       ----------   ----------
                                                          247,444      254,680

TELECOMMUNICATIONS EQUIPMENT - 5.8%
  15,000    Applied Signal
              Technology, Inc.                            111,199       76,500
   3,000    Plantronics, Inc.*<F3>                         61,590       69,450
                                                       ----------   ----------
                                                          172,789      145,950

TRANSPORTATION - 2.8%
   2,500    CNF Inc.                                       66,746       70,625

UTILITIES - 3.0%
   2,000    Calpine Corp.*<F3>                             90,920       75,600
                                                       ----------   ----------
            Total common stocks                         2,742,536    2,420,659

SHORT-TERM INVESTMENTS - 3.7% (A)<F4>

            VARIABLE RATE DEMAND NOTE
 $91,785    Firstar Bank
              U.S.A., N.A.                                 91,785       91,785
                                                       ----------   ----------
            Total investments
              (100%) (A)<F4>                           $2,834,321   $2,512,444
                                                       ----------   ----------
                                                       ----------   ----------

  *<F3>   Non-income producing security.
(a)<F4> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2001

INCOME:
   Dividends                                                         $  13,986
   Interest                                                              4,909
                                                                     ---------
       Total Income                                                     18,895
                                                                     ---------

EXPENSES:
   Transfer agent fees                                                  37,449
   Management fees                                                      20,269
   Professional fees                                                    14,336
   Custodian fees                                                        6,970
   Distribution fees                                                     5,067
   Registration fees                                                     4,174
   Administrative services                                               4,054
   Printing and postage expense                                          2,374
   Insurance                                                             2,202
   Board of Director's fees                                              1,000
   Other expenses                                                        1,514
                                                                     ---------
       Total expenses before reimbursement                              99,409
   Less expenses assumed by adviser                                    (59,884)
                                                                     ---------
       Net expenses                                                     39,525
                                                                     ---------
NET INVESTMENT LOSS                                                    (20,630)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (102,306)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (321,877)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (424,183)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(444,813)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                        For the Year Ended June 30, 2001

OPERATIONS:
   Net investment loss                                              $  (20,630)
   Net realized loss on investments                                   (102,306)
   Net decrease in unrealized appreciation on investments             (321,877)
                                                                    ----------
       Net decrease in net assets resulting from operations           (444,813)
                                                                    ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (200,339 shares)                      2,844,948
   Cost of shares redeemed (184 shares)                                 (2,405)
                                                                    ----------
       Net increase in net assets derived
         from Fund share activities                                  2,842,543
                                                                    ----------
       TOTAL INCREASE                                                2,397,730
NET ASSETS AT THE BEGINNING OF THE YEAR                                100,005
                                                                    ----------
NET ASSETS AT THE END OF THE YEAR                                   $2,497,735
                                                                    ----------
                                                                    ----------

                              FINANCIAL HIGHLIGHTS
   (Selected Data for each share of the Fund outstanding throughout the year)

                                                                 YEAR ENDED
                                                             JUNE 30, 2001+<F5>
                                                             ------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                                 $15.00

Income from investment operations:
   Net investment loss (a)<F6>                                      (0.13)
   Net realized and unrealized loss on investments                  (2.79)
                                                                   ------
Total from investment operations                                    (2.92)

Less distributions:
   Dividend from net investment income                                 --
   Distribution from net realized gains                                --
                                                                   ------
Total from distributions                                               --
                                                                   ------

Net asset value, end of year                                       $12.08
                                                                   ------
                                                                   ------

TOTAL INVESTMENT RETURN                                            (19.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                2,498
Ratio of expenses (after reimbursement)
  to average net assets (b)<F7>                                     1.95%
Ratio of net investment loss
  to average net assets (c)<F8>                                    (1.02%)
Portfolio turnover rate                                            89.26%

   +<F5>   Commencement of operations July 1, 2000.
 (a)<F6> Net investment loss per share is calculated using average shares outstanding.
 (b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 4.90%.
 (c)<F8> If the Fund had paid all of its expenses, the ratio would have been (3.97%).

  The accompanying notes to financial statements are an integral part of these statements.

                             GOLDEN GATE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Golden Gate Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on April 25, 2000. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on the sale of securities are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $5,769 of a capital loss carryover which expires June 30, 2009. The Fund also has $96,537 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Collins & Company LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of the Fund.

     The Adviser has voluntarily reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. These reimbursements amounted to $59,884 for the year ended June 30, 2001. These voluntary reimbursements may be modified at any time by the Adviser.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI") with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000 and 0.1% of the daily net assets of the Fund in excess of $30,000,000.

     The Fund has entered into a Service and Distribution Plan (the "Plan"), pursuant to 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) were $4,668,140 and $1,823,298, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2001, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                             $112,410
     Payable to Adviser for
       management fees and prepaid expenses                51,025
     Other liabilities                                      1,478

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2001, the sources of net assets were as follows:

     Fund shares issued and outstanding                $2,921,918
     Net unrealized depreciation on
       investments                                       (321,877)
     Accumulated net realized loss
       on investments                                    (102,306)
                                                       ----------
                                                       $2,497,735
                                                       ----------
                                                       ----------

     Aggregate net unrealized depreciation as of June 30, 2001 consisted of the following:

     Aggregate gross unrealized
       appreciation                                    $  168,500
     Aggregate gross unrealized
       depreciation                                      (490,377)
                                                       ----------
     Net unrealized depreciation                       $ (321,877)
                                                       ----------
                                                       ----------

                       REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue        Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

July 27, 2001

To the Shareholders and Board of Directors of Golden Gate Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Golden Gate Fund, Inc. (the "Fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

                               BOARD OF DIRECTORS
                      THOMAS M. COMPARET, Attorney at Law
            DAVID C. CUNEO, Partner, Calegari & Morris, Accountants
         BRIAN L. EISENBARTH, Portfolio Manager, Collins & Company, LLC
         JUDD C. IVERSEN, Program Director, University of San Francisco
       JOHANNA L. LONGFELLOW, Executive Secretary, Collins & Company, LLC
        BRUCE J. RAABE, Chief Investment Officer, Collins & Company, LLC
 MELINDA VAN DER REIS, Professional Recruitment Manager, Townsend & Townsend &
                                   Crew, LLP

                               FIRSTAR BANK, N.A.
                                   Custodian

                       FIRSTAR MUTUAL FUND SERVICES, LLC
                  Transfer Agent and Dividend Disbursing Agent

                             COLLINS & COMPANY, LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                            (GOLDEN GATE FUND LOGO)
              A MUTUAL FUND INVESTING IN GREAT BAY AREA COMPANIES

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

This material is appropriate for use by prospective investors only when accompanied or preceded by the Fund's current prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.